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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 21, 2003






                                LSB CORPORATION
             (Exact name of registrant as specified in its charter)



         Massachusetts                  000-32955               04-3557612
-------------------------------   ----------------------    -----------------
(State or other jurisdiction of   Commission File Number    (I.R.S. Employer
incorporation or organization)                              Identification No.)

    30 Massachusetts Avenue, North Andover, MA                 01845
    ------------------------------------------               ----------
     (Address of principal executive offices)                (Zip Code)


       Registrant's telephone number, including area code: (978) 725-7500


                                 Not applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)
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                           CURRENT REPORT ON FORM 8-K

Item 1. Changes in Control of Registrant

        Not applicable.

Item 2. Acquisition or Disposition of Assets

        Not applicable.

Item 3. Bankruptcy or Receivership

        Not applicable.

Item 4. Changes in Registrant's Certifying Accountant

        Not applicable.

Item 5. Other Events

        Pursuant to regulation G, the Company's press release dated July 18, 2003, reporting its actual earnings results for the three months and six months ended June 30, 2003, is hereby attached as Exhibit 99.1 and incorporated by reference.

Item 6. Resignations of Registrant's Directors

        Not applicable.

Item 7. Financial Statements and Exhibits

        c.      Exhibit

                99.1 Press release dated July 18, 2003 reporting LSB Corporation's actual earnings results for the three months and six months ended June 30, 2003.

Item 8. Change in Fiscal Year

        Not applicable.

Item 9. Regulation FD Disclosure

        Pursuant to regulation FD, the Company's press release dated July 18, 2003 reporting its actual earnings results for the three monthes and six months ended June 30, 2003 is hereby attached as Exhibit 99.1 and incorporated by reference.
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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 LSB CORPORATION

                                 /s/ PAUL A. MILLER
                                 ------------------
July 21, 2003                    Paul A. Miller
                                 President and
                                 Chief Executive Officer
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                                  EXHIBIT INDEX

99.1 Press release announcing the Company's earnings for the three months and six months ended June 30, 2003.